Vestaur
Securities,
Inc.
Annual Report
To Stockholders
November 30, 1995

BOARD OF
DIRECTORS

Mark E. Stalnecker
Dr. Donald C. Carroll
Paul B. Fay, Jr.
Robert F. Gurnee
John C. Jansing
James S. Morgan
Philip R. Reynolds
Marciarose Shestack

OFFICERS
Mark E. Stalnecker
  Chairman

Dung Vukhac
  President

Michael F. Melloy
  Vice President

Karen G. Bater
  Assistant Vice President

Robert J. Di Domenico
  Treasurer and Secretary


VESTAUR SECURITIES, INC.
Centre Square West - Upper Mezz
P.O. Box 7558
Philadelphia, PA 19101-7558
(215) 567-3969

Dear Fellow Shareholder:

The bond market staged a remarkable rally in price in 1995 as inflation declined to a 2.6% annual rate, economic growth moderated and the Federal gov-ernment moved towards a balanced budget agreement.
Bond returns as measured by the Salomon Brothers Broad Investment Grade Index had a positive year-to-date return of +16.9% through November 30, 1995. Corporate bonds were the best performing sector of the market with returns outperforming comparable maturity mortgages and government obligations.

The bond market expects additional easing of Federal Reserve monetary policy in 1996. These anticipations were evidenced at the end of November when yield on the two-year Treasury note at 5.45% was lower than the overnight Fed Funds rate of 5.75%.

Net assets of Vestaur were $100,938,285 on November 30,1995 compared with net assets of $90,333,317 on November 30,1994. Net assets per share were $15.17 and $13.58, respectively for November 30,1995 and 1994.

At the December 13,1995 Directors meeting, Vestaur Securities, Inc. declared a distribution which is payable January 18,1996 to stockholders of record December 29, 1995. The total amount of this distribution is 33 cents per share, which consists of 27 cents per share for the regular quarterly dividend, 1 cent per share for a year end extra dividend and 5 cents per share for the capital gain distribution.

The primary objective of the fund is the attainment of a high level of current income through investments in a diversified portfolio of debt securities.

The outlook for the bond market continues to be constructive. Corporate bonds remain attractive while mortgages may continue to underperform as investors are concerned regarding prepayment risks. We are encouraged that inflation continues to decline, world-wide economic growth remains moderate and there is the expectation of further Fed easing of monetary policy to lower short-term rates.

Your management and directors extend best wishes for a happy and prosperous New Year.

Sincerely,

Mark E. Stalnecker
Chairman of the Board

December 22, 1995


AUTOMATIC DIVIDEND INVESTMENT PLAN
Any registered Stockholder of Vestaur Securities, Inc. may participate in the Automatic Dividend Investment Plan (the "Plan"), with the exception of brokers and nominees of banks and other financial institutions. If you are a beneficial owner, whose shares are registered in the name of another (e.g., in a broker's "street name") and desire to participate in the Plan you must become a regis-tered holder by having the shares transferred to your name.

To participate in the Plan, you must complete and forward an enrollment autho-rization form to the Plan agent. This form, authorizes the Plan agent to receive your dividends and other distributions from the Company in additional shares of common stock. The additional shares will be issued by the Company, if the net asset value per share is equal to or lower than the market price of the Company's Common Stock plus brokerage commissions. The newly issued shares will be valued in accordance with the Plan. If the net asset value per share is higher than the market price of the Company's Common Stock plus brokerage com -missions, the additional shares will be purchased in the open market and the cost of the brokerage commissions will be charged against the amounts invested. Shares will be held by First Chicago Trust Company of New York, the Plan agent. You will receive a statement each time shares are distributed by the Company or purchased for you.

There is no direct charge for Plan participation. The administrative costs of the Plan are paid out of the investment advisory fees received from the Company by its investment adviser, CoreStates Investment Advisers, Inc.
If your dividends and other distributions are reinvested, they will be subject to capital gains and income taxes as if they were paid to you in cash.
You may terminate your participation in the Plan at any time by giving written notice to the Plan agent.

For additional information on the Plan, please write First Chicago Trust Company of New York, P.O. Box 2500, Jersey City, NJ 07303-2500 or call 1-201-324-0313.


STATEMENTS OF ASSETS AND LIABILITIES

                                                                   November 30

                                                              1995              1994
ASSETS
  Investments
   Bonds and long-term notes at value (identified cost
     $93,020,835 in 1995 and $94,229,134 in 1994)         $   97,871,801    $   88,550,064
   Short-term notes at cost plus accrued interest
     (approximates market)                                     1,192,660                0
       Total Investments                                      99,064,461        88,550,064
  Cash                                                             1,960            16,031
  Interest receivable                                          1,957,931         1,842,302
  Other receivable                                                 1,361             1,366
       Total Assets                                          101,025,713        90,409,763
LIABILITIES
  Accounts payable and accrued expenses                           87,428            76,446
       Total Liabilities                                          87,428           76,446
NET ASSETS APPLICABLE TO OUTSTANDING SHARES               $  100,938,285    $   90,333,317
NET ASSETS ARE REPRESENTED BY
  Common Stock, par value $.01 per share
   Authorized 10,000,000 shares
   Issued and outstanding shares 6,651,676
     in 1995 and in 1994                                  $       66,517    $      66,517
  Capital in excess of par value                              94,379,397        94,379,397
   Undistributed net investment income                         1,308,738        1,232,714
  Undistributed/accumulated net realized gain
     on investments                                              332,667          333,759
  Unrealized net  appreciation (depreciation)
     on investments                                            4,850,966       (5,679,070)
NET ASSETS APPLICABLE TO OUTSTANDING SHARES               $  100,938,285     $  90,333,317
NET ASSET VALUE PER SHARE                                         $15.17            $13.58

See notes to financial statements

INVESTMENTS % NOVEMBER 30, 1995
BONDS AND LONG-TERM NOTES
 PRINCIPAL
  AMOUNT     INDUSTRIAL AND CONGLOMERATE - 45.2%	VALUE
$4,000,000   ADT Operations, Inc. 8 25% 8/1/00                                  $ 4,241,480
 1,000,000   Air Products & Chemicals Deb. 8 7/8% 8/1/01                          1,129,615
 2,500,000   Becton Dickinson & Co. S.F. Deb. Reg. 9 1/4% 6/1/16                  2,636.525
 2,000,000   Burlington Northern, Inc. 7.5% 7/15/23                               2,022,520
 1,135,000   Chrysler Corp. 10.40% 8/1/99                                         1,212,963
 4,500,000   Crown Cork & Seal, Inc. 8% 4/15/23                                   4,693,590
 2,000,000   Diamond Shamrock, Inc. 8% 4/1/23                                     2,090,970
 4,000,000   General Motors Corp. Deb. Reg. 8 1/8% 4/15/16                        4,175,300
 4,400,000   Georgia Pacific Corp. 8 1/8% 6/15/23                                 4,550,722
 3,000,000   Ralston Purina Company 9.30% 5/1/21                                  3,633,615
 3,000,000   Tenneco, Inc. 9% 11/15/12                                            3,468,315
 4,500,000   Time Warner, Inc. 9 1/8% 1/15/13                                     4,976,595
 2,000,000   Union Pacific Corp. 8.625% 5/15/22                                   2,239,880
 4,000,000   USX Marathon Group 9.375% 2/15/12                                    4,575,660
42,035,000                                                                       45,647,750
            PUBLIC UTILITIES - 20.9%
 2,150,000   Georgia Power Company 7.55% 8/1/23                                   2,211,770
 1,000,000   GTE - South 9% 9/15/29                                               1,063,790
 2,000,000   Illinois Power Company 8% 2/15/23                                    2,051,010
 4,000,000   Southern Bell Telephone Co. 8.625% Deb. 9/1/26                       4,199,540
 4,500,000   Tele Communications 8.75% 2/15/23                                    4,678,200
 3,410,000   Tennessee Valley Ser C 8.25% 9/15/34                                 3,599,067
 1,000,000   Texas Utilities Electric Co. 8.5% 8/1/24                             1,075,750
 2,000,000   Texas Utilities Electric Co. 8.75% 11/1/23                           2,197,580
20,060,000            21,076,707
            FINANCIAL AND INSURANCE - 9.7%
 1,700,000   Chrysler Financial Corp. 9.5% 12/15/99                               1,897,005
 3,000,000   CIGNA Corp. 8.30% 1/5/23                                             3,205,005
 2,450,000   Ford Motor Credit Co. 9.25% 6/15/98                                  2,642,484
 2,000,000   Travelers Group, Inc. 8.375% 12/15/96                                2,054,940
 9,150,000                                                                        9,799,434
            CANADIAN PROVINCIAL AND MUNICIPAL - 3.3%
 2,900,000   British Columbia Hydro & Power Bonds 15.50% FJ 11/15/11 (U.S. Pay)   3,347,006
 2,900,000                                                                        3,347,006
            U.S. GOVERNMENT AGENCIES - 17.8%
 1,700,000   FHLB 9.8% 03/25/96                                                   1,720,188
 3,750,000   FNMA 9.35% 02/12/96                                                  3,779,306
   536,225   GNMA 8% 3/15/22 Pool #318816                                           554,741
 1,464,870   GNMA 8% 8/15/24 Pool #392478X                                        1,515,454
 1,795,352   GNMA 8.5% 10/15/24 Pool #215821X                                     1,874,460
 1,402,176   GNMA 8.5% 9/15/24 Pool #385902X                                      1,463,959
 1,373,359   GNMA 8.5% 2/15/25 Pool #386672X                                      1,433.873
   352,963   GNMA 9% 12/15/19 Pool #198566                                          372,210
   883,638   GNMA 9% 1/15/20 Pool #202923                                           931,824
   407,815   GNMA 9% 12/15/19 Pool #267601                                          430,054
   183,184   GNMA 9% 1/15/21 Pool #291873                                           193,173
   259,505   GNMA 9% 3/15/21 Pool #299269                                           273,657
   244,436   GNMA 9.5% 5/15/19 Pool #271455                                         261,623
   737,417   GNMA 9.5% 9/15/19 Pool #274141                                         789,267
   121,848   GNMA 9.5% 6/15/20 Pool #290655                                         130,416
    31,174   GNMA 10% 2/15/16 Pool #152585                                           34,087
   176,829   GNMA 10% 3/15/18 Pool #238906                                          193,351
    19,466   GNMA 10% 11/15/18 Pool #255865                                          21,285
    59,398   GNMA 10% 12/15/18 Pool #258705                                          64,948
   182,772   GNMA 10% 12/15/18 Pool #259100                                         199,850
   137,844   GNMA 10% 12/15/18 Pool #259511                                         150,724
   138,687   GNMA 10% 10/15/18 Pool #261851                                         151,645
   400,397   GNMA 10% 1/15/19 Pool #266987                                          437,809
   427,877   GNMA 10% 3/15/20 Pool #285190                                          467,857
   185,207   GNMA 10% 4/15/20 Pool #285618                                          202,512
   232,174   GNMA 10.5% 4/15/19 Pool #262170                                        256,624
    61,277   GNMA 10.5% 5/15/19 Pool # 274947                                        67,730
17,265,890                                                                       17,972,627
             RESIDENTIAL SECURITIES - 0.1%
             Residential Mortgages (first and second),
             Participation, 8 3/8% Average
    29,794   Yield, 2 Year Average Maturity, Acquired 12/29/77                       28,277
    29,794                                                                           28,277
91,440,684   TOTAL BONDS AND LONG-TERM NOTES - 97 %                              97,871,801
             Short-Term Notes
 1,194,000   General Electric 5.77% 12/7/95                                       1,192,660
 1,194,000   TOTAL short-TERM NOTES - 1.1 %                                       1,192,660
92,634,684              TOTAL INVESTMENTS - 98.1%                                99,064,461
                        OTHER ASSETS LESS LIABILITIES - 1.9 %                     1,873,824
                        NET ASSETS - 100.0%                                  $  100,938,285

STATEMENTS OF OPERATIONS
                                                                     Year Ended November 30
                                                                      1995           1994
INVESTMENT INCOME
  Interest Income                                                  $  8,179,586   $  8,169,757
EXPENSES
  Advisory                                                              681,471        684,234
  Legal and auditing                                                     57,768         51,674
  Custodian                                                              22,846         23,225
  Directors                                                              54,300         54,600
  Taxes, other than income                                               29,710         36,000
  Other                                                                  73,655         64,566
         Total Expenses                                                 919,750        914,299
NET INVESTMENT INCOME                                                 7,259,836      7,255,458
REALIZED AND UNREALIZED gain (LOSS) ON INVESTMENTS
  Realized gain from sales of bonds and long-term notes
    Proceeds from sales                                              38,173,584     23,608,909
    Cost of investments sold                                         37,835,441     23,275,150
  Net realized gain on investments (on average cost
    basis of $387,866 in 1995 and $350,174 in 1994)                     338,143        333,759
  Unrealized (depreciation) appreciation on investments
    Beginning of year                                                (5,679,070)     7,260,449
    End of year                                                       4,850,966     (5,679,070)
  Unrealized gain (loss) on investments                              10,530,036    (12,939,519)
  Net realized and unrealized gain (loss) on investments             10,868,179    (12,605,760)
NET INCREASE (DECREASE) IN ASSETS
  RESULTING FROM OPERATIONS                                        $ 18,128,015   $ (5,350,302)

See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS
                                                                  Year Ended November 30
                                                                 1995               1994
OPERATIONS
  Net investment income                                      $   7,259,836      $   7,255,458
  Net realized gain on investments                                 338,143            333,759
  Unrealized gain (loss) on investments                         10,530,036        (12,939,519)
  Net increase (decrease) in assets resulting
   from operations                                              18,128,015         (5,350,302)

  Dividends from net investment income                          (7,183,812)        (7,255,458)
  Dividends in excess of net investment Income.                          0            (36,869)
  Dividends from net realized gain                                (338,143)          (333,759)
  Dividends in excess of net realized gain                          (1,092)          (696,865)

FROM CAPITAL SHARE TRANSACTIONS
  Net asset value of common shares issued
   under the Automatic Dividend Investment Plan
   of -0- at 11/30/95 and 45,113 at 11/30/94                             0            661,939

INCREASE (DECREASE) IN NET ASSETS                               10,604,968        (13,011,314)

NET ASSETS
  Beginning of year                                             90,333,317        103,344,631
  End of year (including undistributed net
   investment income of $1,308,738 at 11/30/95
   and $1,232,714 at 11/30/94)                              $  100,938,285      $  90,333,317



FINANCIAL HIGHLIGHTS -
The following table includes selected
data for each share of common stock outstanding throughout each period and other performance information derived from the financial statements and market price data.
                                                        Year Ended November 30
Per Share Operating Performance              1995      1994      1993      1992      1991
Net asset value, beginning of year         $ 13.58   $ 15.64   $ 14.93   $ 14.78   $ 13.75
Net investment income                         1.09      1.09      1.14      1.17      1.20
Net realized and unrealized gain
  (loss) on investments                       1.63     (1.90)     0.72      0.15      1.04
Total from investment operations              2.72     (0.81)     1.86      1.32      2.24
Dividends from net investment income         (1.08)    (1.09)    (1.14)    (1.17)    (1.20)
Dividends in excess of
 net investment income                           0     (0.01)    (0.01)        0     (0.01)
Dividends from net realized gain             (0.05)    (0.05)        0         0         0
Dividends in excess of net realized gain         0     (0.10)        0         0         0
Total dividends                              (1.13)    (1.25)    (1.15)    (1.17)    (1.21)
Net asset value, end of year               $ 15.17   $ 13.58   $ 15.64   $ 14.93   $ 14.78
Market value, end of year                  $ 13.625  $ 12.375  $ 15.50   $ 4.125   $ 14.50
Total Investment Return
  Based on market value             (a)      19.76%   -12.91%    18.25%    5.32%     19.22%
  Based on net asset value          (b)      20.93%    -5.39%    12.86%    9.23%     17.06%
Ratios and Supplemental Data
Net assets, end of year
  (in thousands)                           $100,938   $90,333  $103,345  $97,698    $95,492
Ratio of operating expenses
  to average net assets                        0.9%      0.9%      0.9%     0.9%       0.9%
Ratio of net investment income
  to average net assets                        7.6%      7.6%      7.4%     7.9%       8.5%
Portfolio turnover                            39.2%     24.6%     42.0%    40.6%      43.0%
Number of shares outstanding at
  year-end (in thousands)                    6,652     6,652     6,607    6,542      6,463


  (a) The market value total investment return is based on the current market value of a purchase on the first day and of a sale on the last day of each year assuming, the reinvestment of dividends and other distributions at prices obtained by the Company's dividend reinvestment plan.
  (b) The net asset value total investment return is computed on a similar basis except the dividends and other distributions are reinvested at the ex-dividend date net asset value. These percentages are not an indication of the performance of a shareholder's investment in the Company based on market value due to differences between the market price and the net asset value of the Company during each year.

See notes to financial statements


NOTES TO FINANCIAL STATEMENTS
Years ended November 30,1995 and 1994.
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
  Vestaur Securities, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The following is a summary of significant accounting policies:

   (a) Security valuation -
       Investments in bonds and long-term notes are stated at value based on bid prices obtained from dealers regularly making a market in such investments. Restricted securities are valued in good faith by the Board of Directors.
   (b) Federal income taxes -
       No provision is made for taxes on income since the Company's policy is to distribute all taxable net investment income and qualify as a "regulated investment company" under the Internal Revenue Code.
   (c) Securities transactions -
       In accordance with industry practice, security transactions are accounted for on the date securities are purchased or sold.
   (d) Interest income -
       Premiums and other discounts on investments are not amortized because the Company does not generally plan to hold such securities until maturity.
   (e) Distributions to Stockholders -
       Dividends to stockholders are recorded on the ex-dividend date. Stockholders have the option of receiving their dividends in cash or in the Company's common stock in accordance with the Company's Automatic Dividend Investment Plan. For those dividends paid in common stock, the Company attempts to repurchase enough common stock in the market to satisfy its dividend needs. If the market price of the common stock plus brokerage commission equals or exceeds the net asset value or sufficient common stock cannot be repurchased in the market, the Company will issue new shares and record the common stock at the greater of: share as of the close of business on the last trading day of the month preceding the month in which the dividend or other distribution is paid. For the year ended November 30, 1995, no shares were issued. For the year ended November 30, 1994, 45,113 shares were issued.

NOTE 2 - INVESTMENT ADVISORY AGREEMENT
  Investment advisory fees are payable at an annual rate of 1/2% of the average net asset value of the Company plus 2 1/2% of the net amount of interest and dividend income after deducting interest on borrowed funds. The fees are payable monthly to the Advisor, CoreStates Investment Advisers, Inc. The Advisor manages the Company's portfolio and also maintains its accounts and records, prepares its tax returns and other returns and reports, and performs all other functions necessary for the maintenance of its corporate existence and its relations with its - stockholders. Several officers of the Company are also officers of the Advisor and no officer receives compensation from the Company.

NOTE 3 - INVESTMENT TRANSACTIONS
  Purchases and sales of securities other than U.S. Government obligations and agencies, corporate short-term notes and certificates of deposit aggregated $21,982,989 and $32,375,524, respectively, during the year ended November 30, 1995 and $19,640,302 and $18,408,970, respectively, during the year ended November 30,1994.
  Purchases and sales of U.S. Government obligations and agencies were $14,651,220 and $5,459,917, respectively, during the year ended November 30,1995 and $3,519,451 and $4,866,180, respectively, during the year ended November 30, 1994.

NOTE 4 - DISTRIBUTIONS TO STOCKHOLDERS
  On December 13,1995 a dividend distribution of 27 cents per share plus a year-end extra dividend of 1 cent per share, aggregating $1,862,469, was declared from 1995 net investment income. The dividend will be paid on January 18, 1996 to stockholders of record December 29,1995.
  On December 13,1995, a capital gain dividend of 5 cents per share, aggregating $332,584, was declared from 1995 net capital gain. The character of the capital gain portion is 2.6 cents per share for the long term capital gain and 2.4 cents per share for the short term capital gain. The dividend will be paid on January 18,1996 to stockholders of record December 29,1995.


Independent Auditor's Report

The Stockholders and Board of Directors
Vestaur Securities, Inc.
Philadelphia, Pennsylvania

We have audited the accompanying statements of assets and liabilities of Vestaur Securities, Inc. (the "Company") as of November 30, 1995 and 1994, including the schedule of investments as of November 30, 1995, and the related statements of operations and changes in net assets for the years ended November 30, 1995 and 1994, and the financial highlights for each of the five years in the period ended November 30, 1995. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1995 by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Vestaur Securities, Inc. as of November 30, 1995 and 1994, and the results of its operations and changes in its net assets for the years then ended, and the financial highlights for each of the five years in the period ended November 30, 1995 in conformity with generally accepted accounting principles.



Philadelphia, Pennsylvania
December 19, 1995




Custodian
CoreStates Bank, N.A.
Philadelphia, PA 19101

Transfer Agent, Dividend
Disbursing Agent & Registrar
First Chicago Trust Company
of New York
P.O. BOX 2500
Jersey City, NJ 07303-2500

Shareholder Relations
First Chicago Trust Company
of New York
P.O. BOX 2500
Jersey City, NJ 07303-2500
(201) 324-0313

Common Stock listed on New York
Stock Exchange, Symbol VES.